UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 1, 2008

RAINMAKER SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-28009	33-0442860
(Commission File Number)	(IRS Employer Identification No.)

900 East Hamilton Ave. Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

(408) 626-9800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.02 – Termination of a Material Definitive Agreement.

On February 1, 2008, Rainmaker Systems, Inc. (the “Company”) received written notice from Dell Marketing L.P. (“Dell”) that Dell has elected to terminate for convenience the Amendment to Master Services Agreement dated April 1, 2006, between the Company and Dell (the “Agreement). Under Dell’s intended transition plan set forth in the notice, Dell intends to move approximately half of the services presently being provided by the Company under the Agreement internally effective immediately and the remainder over the next three months, at the conclusion of which the Company would no longer be performing any services for Dell.

During the fourth quarter for the fiscal year ended December 31, 2007, the Company derived approximately 25% of its net revenue from Dell, down from 28% in the prior quarter and 35% in the fourth quarter for the fiscal year ended December 31, 2006.

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

The following information is being furnished pursuant to both Item 2.02 and Item 7.01.

On February 4, 2008, the Company issued a press release reporting preliminary, unaudited financial results for the fiscal quarter and fiscal year ended December 31, 2007. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company will host a conference call and webcast today at 1:45 p.m. Pacific Time. Those wishing to participate in the live call should dial (800) 240-6709 using the password “Rainmaker.” A replay of the call will be available for one week beginning approximately one hour after the call’s conclusion by dialing (800) 405-2236 and entering 11108470 followed by the “#” key when prompted for a code. To access the live webcast of the call, go to the Investor Relations section of Rainmaker’s website at www.rmkr.com. A webcast replay of the conference call will be available for one year on the Calls/Events page of the Investor Relations section at www.rmkr.com.

Section 7 – Regulation FD

Item 7.01 – Regulation FD Disclosure.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment to Master Services Agreement dated April 1, 2006, between Rainmaker Systems, Inc., and Dell Marketing L.P. (incorporated by reference to Exhibit 10.1 to Rainmaker’s Current Report on Form 8-K filed on March 13, 2006.)

99.1	Press Release dated February 4, 2008, issued by Rainmaker Systems, Inc., reporting preliminary, unaudited financial results for the fiscal quarter and fiscal year ended December 31, 2007 and client update.

SIGNATURES*

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RAINMAKER SYSTEMS, INC.
(Registrant)

February 4, 2008	/s/ Steve Valenzuela
Date	(Signature)

	By:	Steve Valenzuela
	Title:	Chief Financial Officer